UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2025

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1095 Broken Sound Parkway Suite 100
Boca Raton FL	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2025, Greenlane Holdings, Inc. (the “Company”) held the 2025 Special Meeting of Stockholders (the “Special Meeting”). As of the close of business on April 17, 2025, the record date for the Special Meeting, there were 8,336,953 shares of Class A common stock issued and outstanding.

Holders of 5,619,704 shares of the Company’s Class A common stock were present in person or represented by proxy at the Special Meeting. The following are the voting results of the proposals submitted to Greenlane’s stockholders at the Special Meeting:

Proposal 1: To grant discretionary authority to our board of directors to (i) amend our articles of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-two hundred fifty (1-for-250) to a maximum of a one-for-seven hundred fifty (1-for-750), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal”)

For	Against	Abstain
5,044,330	477,238	98,136

As there were sufficient votes to approve the Reverse Split Proposal, stockholder action on a second proposal, to approve one or more adjournments of the Meeting to another date, time and/or place, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Split Proposal (the “Adjournment Proposal”), was not required and a vote was not called on that proposal.

In accordance with the Company’s proxy statement dated May 13, 2025, as amended, the Reverse Stock Split proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Dated: June 18, 2025	By:	/s/ Lana Reeve
Lana Reeve
Chief Financial and Legal Officer